Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

STKd 100% BITCOIN & 100% GOLD ETF (BTGD)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

October 23, 2025

Supplement to the Summary Prospectus,

Prospectus and

Statement of Additional Information (“SAI”),

each dated July 29, 2025

Effective immediately, the defined term “Underlying Funds” included throughout the Fund’s Summary Prospectus, Prospectus and SAI is revised to include exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended.

Effective immediately, the following disclosure is added to the section of the Summary Prospectus and Prospectus titled “Principal Investment Strategies.”

The Fund may utilize options strategies, including purchasing long call options and selling (writing) put options, that are designed to provide synthetic exposure to the share price returns of one or more Underlying Funds that provide exposure to bitcoin or gold. The Fund may also utilize options strategies with respect to indices that are designed to reflect the price returns of bitcoin or gold.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. To the extent the Fund utilizes FLexible EXchange® (“FLEX”) options, which provide the ability to customize key contract terms, the Fund is able to reduce the possibility of a written option being assigned at an inopportune time.

Effective immediately, the following disclosure is added to the section of the Summary Prospectus and Prospectus titled “Principal Investment Risks – Derivatives Risks” and the section of the Prospectus titled “Principal Risks of Investing in the Fund – Derivatives Risks.”

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying security or instrument, including the anticipated volatility, which is affected by fiscal and monetary policies, changes in the actual or implied volatility of the underlying security or instrument, the time remaining until the expiration of the option contract and economic events. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying security or instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying security or instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying security or instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund may continuously maintain indirect exposure to one or more of the underlying securities or instruments through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Please retain this Supplement for future reference.